Exhibit 99.1

David T. Taber, President & CEO

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Forward-Looking Statements

Raymond James Bank Conference

August 10, 2011

Certain statements contained herein are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties.  Actual results may differ materially from the results in these forward-looking statements.  Factors that might cause such a difference include, among other matters, changes in interest rates, economic conditions, governmental regulation and legislation, credit quality, and competition affecting the Company’s businesses generally; the risk of natural disasters and future catastrophic events including terrorist related incidents; and other factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, and in subsequent reports filed on Form 10-Q and Form 8-K.  The Company does not undertake any obligation to publicly update or revise any of these forward-looking statements, whether to reflect new information, future events or otherwise, except as required by law.

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Company Profile
Headquarters
Rancho Cordova, CA
a Suburb of Sacramento

Founded	Total Assets
1983	$570 million

Shareholders’ Equity	3-Month Average Volume
$91 million	7,927 shares per day

Insider Ownership	Institutional Ownership
8%	43%

As of  June 30, 2011

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Diverse and Large Market
$38 Billion in Deposit Potential*

*FDIC market share data for Amador, Placer, Sacramento and Sonoma Counties as of June 30, 2010

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Strategic Direction

•Organic Growth in Current Markets

•Low-cost core deposits
•Focus on credit quality
•Business Banking Niches
•Small business $1 – $30M
•High Net Worth individuals

•Building Trades, Wholesalers, Fiduciaries, Manufacturers, Professionals & Property Managers
•Relationship Banking
•Focus on the business, its owners, their families and their employees

•Provide 360 degree banking needs for each relationship

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Experience Matters…Leadership Counts

Name	Position	Industry Experience
David Taber	President Chief Executive Officer	28 years
Mitchell Derenzo	Executive Vice President Chief Financial Officer	23 years
Doug Tow	Executive Vice President Chief Credit Officer	35 years
Kevin Bender	Executive Vice President Chief Operating Officer	28 years

Our Executive Team has been Together for 17 Years

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Proactive Credit Management

•Veteran credit management team with an aggressive workout & collection philosophy

•Keys to “Best Practices” portfolio management: Accurate & timely risk ratings, loan watch meetings, regular stress testing & regular 3rd  party loan reviews

•Recourse & cash flow lending with primary, secondary & tertiary sources of payments

•Focused on loan types & markets with in core competency. Historically successful strategy

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Core Earnings

Net Income vs. Income Before Credit Costs

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Core Earnings

Strong & Stable Interest Margin Through Rate Cycles

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Success is in the Deposit Mix

Core Deposits
Overall Cost of Deposits (2Q’11):
0.52%
Core deposits consist of noninterest bearing, interest checking, money market and savings.
As of  June 30, 2011

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Success is in the Deposit Mix

Total Deposit Mix
Average Account Balances:
Non-interest checking:                                                                $19,000
Interest checking:                                                      $20,000
Money market:                                                         $128,000

As of  June 30, 2011

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Diversified Loan Composition

As of  June 30, 2011

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Asset Quality
	June 30, 2011	December 31, 2010
Non-performing loans that are current to term*	$1,643,000	$3,004,000
Non-performing loans that are past due	20,585,000	19,567,000
Other real estate owned (net)	3,224,000	2,696,000
	$25,452,000	$25,267,000

* loans that are current (less than 30 days past due) pursuant to original or modified terms

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Asset Quality
Non-Performing Assets                                           Classified Assets

As  June 30, 2011

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Asset Quality
Classified Assets as a % of Equity
As  June 30, 2011

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Capital Ratios

Strong Capital Position

▪ $91 million in Shareholder’s Equity
▪ Completed successful capital raise in December 2009 with net proceeds of  $23.9 million

As of  June 30, 2011

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The Right Mix of Service and Sales

Sales

✓Feet-on-the-Street Prospecting
✓Financial Reviews
✓Services per Household
✓Bank Local
✓Result-driven Marketing

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The Right Mix of Service and Sales

Satisfaction and Loyalty

Client Satisfaction Survey based on Forrester Research Methodology

Client Satisfaction Survey by American River Bank, 1/1/11 to 6/30/11

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The AMRB Difference

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